May 2023 Clinical stage biopharmaceutical company focused on developing first-in-class, oral therapeutics for autoimmune disease Corporate Overview Exhibit 99.2

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Landos Biopharma is Singularly Focused on Advancing NX-13 Clinical Development in UC NASDAQ: LABP Potentially transformative oral, once-daily therapy for moderate to severe ulcerative colitis (UC) Addresses multiple causes of UC through novel, bimodal MOA targeting NLRX1 Promising safety profile and early signals of clinical improvement in Phase 1b study NEXUS Phase 2 proof of concept trial initiated Q2 2023; Top-line results expected Q4 2024 NX-13 Experienced management team with significant gastroenterology, immunology and drug development expertise Strong IP position Significant optionality portfolio-wide for partnerships, development & investment Capital efficient with sufficient cash to fund planned operations into first half of 2025

NX-13 Unique Bimodal MOA Targets NLRX1 Pathways for Treatment of Ulcerative Colitis (UC) Leber et al. J Immunology 2019 NX-13 is an oral, once-daily therapy being developed for moderate to severe UC Novel NLRX1 agonist Bimodal MOA aims to reduce reactive oxygen species intracellularly and inflammatory pathways extracellularly to reduce UC symptoms and flares NLRX1: the NEXUS of Immunometabolism mitochondrial-associated anti-inflammatory NOD-like receptor (NLR) Direct metabolic role in mitochondria Direct anti-inflammatory role as NLR NX-13 NLRX1

Therapeutic Challenges Present Large Unmet Need for UC Patients Active UC Induction Therapy to reach clinical/endoscopic remission Maintenance Therapy to maintain clinical and endoscopic remission Insufficient response Relapse Ulcerative Colitis Chronic colonic inflammation with rectal bleeding and diarrhea Patients experience relapsing (flares) and remitting episodes of disease severity Therapeutic Goals induce and maintain steroid-free symptom relief healing of colon lining improved quality of life Therapeutic Challenges Limited Efficacy: many patients do not respond or lose response to treatment Safety Risks: infections, cancer, blood clots or cardiac events

Current Therapies Focus Exclusively on Extracellular Actions or Signals Falling Short of Effectively Treating a Multifactorial Disease Like UC Global Data Report GDHC271PIDR; Chi, Cell & Mol Immuno 2022 Drug Classes MOA Extracellular (External) Intracellular (Internal) Environment Drug Classes MOA Cytokines Specific Cells Intracellular (Internal) Environment NX-13 Bimodal targeting (Immunometabolism) Reduce intracellular reactive oxygen species (ROS) & extracellular immune response    Anti-Inflammatory / Immunosuppressants Reduce entire immune response X X Anti-TNFs, Anti-ILs Block cytokine binding X Anti-integrins Inhibit entrance of immune cells to the gut tissue from the circulation X S1P modulators Inhibit exit of immune cells from immune organs to circulation & gut X JAK Inhibitors Block cytokine cascades (TNF, IL-17, IFN, etc) X X

Immune Function is Intimately Tied to the Intracellular Environment of Processing & Using Energy The intracellular immunometabolic state (the processing & using of energy through glycolysis or mitochondrial metabolism) provides a baseline, and can affect cellular response as pro- or anti-inflammatory Many proteins, molecules & substrates have dual action on cellular metabolism AND immune function The underlying intracellular (internal) immunometabolic environment can affect the response of multiple cells involved in UC and gut homeostasis (including T cells, antigen presenting cells, and epithelial cells) O’Neill et al,. Nat Rev Immunol 2016; Chi, Cell & Mol Immuno 2022 Pro-inflammatory cells use glycolysis to generate energy and biosynthetic intermediates fast Anti-inflammatory cells use mitochondria to supply steady energy to maintain tolerance over time Glycolysis favors pro-inflammatory actions Extracellular Inflammatory Cells & Cytokines Mitochondrial metabolism favors anti-inflammatory actions Pro-inflammatory or Anti-inflammatory response Cytokines Microbiome Other cells

The Role of Immunometabolism in Immunology & UC Immunometabolic response in inflammatory diseases in the immunology universe & UC: Abnormal or imbalanced immune activation of the response resulting in over abundance of pro-inflammatory cells & cytokines with lack of anti-inflammatory control. In UC, Pathogens cross the damaged epithelial barrier, activating immune response  Immune activation is energetically costly, requiring the cell to use fast & inefficient glycolytic metabolism. Multiple Factors contribute to the UC Inflammation Cycle: Low grade Mucosal Inflammation and microbiome dysbiosis Epithelial Cell Damage and barrier disruption Broad Immune Activation favoring pro-inflammatory cells and cytokines Global Data Report GDHC271PIDR, Ungaro, et al., Lancet 2017; Chi, Cell & Mol Immuno 2022 The UC Inflammation Cycle Immune Imbalance Epithelial Disruption Mucosal Inflammation Anti-Inflammatory Pro-Inflammatory

Bimodal Targeting of the Intracellular Environment & Extracellular Inflammatory Response Aims to Control Multiple Factors in the UC Inflammation Cycle O’Neill et al. Nat. Rev. Immunol. 2016; Bittencourt et al. Inflammm Bowel Dis 2021; Chi, Cell & Mol Immuno 2022; ROS: Reactive Oxygen Species Metabolic State Extracellular signals are balanced in response to stimuli Pro-inflammatory cells use glycolysis to generate energy fast Anti-inflammatory cells use mitochondria to supply steady energy; control ROS generation Intracellular immunometabolic environment favors inflammatory cells Increased glycolysis promotes pro-inflammatory cells and cytokine release Intracellular immunometabolic environment favors balance Extracellular signals are inflammatory Maintenance of tight junctions and barrier Loss of epithelial cell health, tight junctions & barrier integrity Healthy Ulcerative Colitis Inflammation Healthy Dying cell Mucus layer Epithelium Mitochondrial deficiencies reduce anti-inflammatory cells; ROS accumulate

NX-13 Bimodal MOA Addresses Both Extracellular Signals and Intracellular Environment to Reduce UC Inflammation Cycle Leber et al. J Immunology 2019; Leber et al. Front. Immuno 2018 Broad immune balance disfavors pro-inflammatory cells and cytokines with enhanced anti-inflammatory control Improved epithelial barrier integrity to reduce exposure to inflammatory microbes Decreased low grade mucosal inflammation and microbiome dysbiosis NX-13 is designed to shift the underlying intracellular immunometabolic environment of immune cells: Increases mitochondrial metabolism Upregulates antioxidant enzymes Decrease ROS Decreases Inflammasome activation NX-13 is designed to modulate the extracellular response: Reduces inflammatory cell differentiation Reduces TNFα, IFNγ, IL-17, IL-1. Increases anti-inflammatory activation NX13 ROS Oxidative Metabolism Glycolysis Ros Anti-inflammatory genes Pro inflammatory genes NLRX1

NX-13 Poised for Broad Utilization in Both Early & Late-Stage Disease Potential benefits may help transform the current treatment paradigm: Gut selective allowing target engagement with the GI tract Novel MOA, with oral, once-daily dosing MOA may allow for improved efficacy, greater mucosal healing, and safety for long-term use No on-target toxicities associated with NLRX1, with Adverse Event incidence in Phase 1a & 1b similar to placebo Source: Internal analysis Aminosalicylates (5-ASA) Immunosuppressants Corticosteroids Alpha-4-beta-7 integrin TNF-alpha inhibitors IL-12/IL-23 JAK-Inhibitors Mild Moderate Severe S1P receptor modulators Potential NX-13 Entry Point Surgery

Attractive & Growing Market Opportunity in UC 2022 Decision Resource Group (Clarivate) UC Disease Landscape and Forecast 2020-2030 April 2023 Global Data Ulcerative Colitis: Eight-Market Drug Forecast & Market Analysis 2021-2031; Severe category includes fulminant Global UC Sales ($B): 2020 – 20301 Global UC Diagnosed Patients: 2020 – 20301 Largest market opportunity is in moderate to severe2 patients ~89% of sales2 are in moderate to severe category

Phase 1b Study Design of NX-13 in Active UC IR = Immediate Release; MR = Modified Release Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only 4 Weeks 1 Week Additional Information landosbiopharma.com/events-presentations (NX-13 Phase 1b Topline Data Presentation) Treatment Period Safety Follow up Randomization n=40 Inclusion Total Mayo 4-10 MES 2—3 FCP>250 R NX-13 250mg IR n=12 NX-13 500mg IR n=12 NX-13 500mg MR n=12 Placebo n=4 Week 2 Interim Visit Week 4 EOT Week 5 post- treatment Primary Endpoints Evaluate safety and pharmacokinetics of multiple dose levels Day 1

Phase 1b Results: NX-13 Demonstrated Favorable Endoscopic and Histologic Responses with Reductions in Multiple Clinical Measures After 4 Weeks Primary endpoints were safety and tolerability; Exploratory endpoints were efficacy and biomarkers; IR= Immediate Release; MR= modified release designed to dissolve at the terminal ileum Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only Endoscopic Response MES CFB of at least -1 Histologic Remission Geboes <3.1, no increased neutrophils in the LP 0/4 4/11 4/10 3/11 1*/4 4/11 4/10 2/11 Clinical Response Defined as CFB of at least -3, or -30% in Mayo Score 4/10 3/11 8/11 0/4 Patients receiving NX-13 IR doses responded best: Drug activity with IR formulation; study not designed for dose selection 72% of 250mg group achieved clinical response; 40% of 500mg IR group achieved clinical response 36-40% endoscopic response after just 4 weeks treatment across IR dosage groups 36-40% of patients receiving IR achieved histologic remission after 4 weeks of treatment *Placebo patient started trial with Geboes <3.1

Phase 1b Results: Fast Onset of Action for NX-13 Supported Symptomatic Remission in Rectal Bleeding & Stool Frequency Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only Rectal Bleeding Change from Baseline Stool Frequency Change from Baseline Placebo NX-13 500 mg MR NX-13 500 mg IR NX-13 250 mg IR Placebo NX-13 500 mg MR NX-13 500 mg IR NX-13 250 mg IR 250mg group had greatest reduction of Rectal Bleeding and Stool Frequency at 2 weeks, with further reduction at 4 weeks Majority of patients treated once daily with 250mg NX-13, saw complete resolution of BOTH rectal bleeding and stool frequency after 4 weeks of treatment

Phase 1b Results: NX-13 Was Well-Tolerated & Shows Promising Signs of Clinical Improvement in Active UC Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only NX-13 induced early signs of clinical improvement in patient’s symptoms by 2 weeks and endoscopy at 4 weeks: Positive signals of target engagement and downstream immunometabolic effects NX-13 was gut-selective with low systemic exposure IR dosing peaks ~1 hour post-dose No signs of NX-13 accumulation Generally well tolerated, consistent with non-clinical, Phase 1a data No Serious Adverse Events 3 unrelated Adverse Events (AEs) of note Safety Efficacy Pharmacokinetics

NEXUS Phase 2 Proof of Concept Trial ClinicalTrials.gov Identifier: NCT05785715 Key Design Principles Blinded Powered Placebo Controlled Dose-Ranging Goal Evaluate safety, efficacy and pharmacokinetics of NX-13 in moderate to severe UC patients in 12-week induction trial Timing Initiated in Q2 2023; Expecting to report topline results by Q4 2024 Additional Phase 2 Learnings Dose-Exposure-Response and PK/PD relationships (including site and MOA) Dosing Oral, once daily treatment with either: 250 mg IR dose of NX-13 | 750 mg IR dose of NX-13 | Placebo

NEXUS Phase 2 Proof of Concept Study Design: NX-13 in Moderate to Severe UC Randomization n=80 Inclusion Moderate to Severe UC R NX-13 250mg IR n=32 NX-13 750mg IR n=32 Placebo n=16 Week 12 Week 52 EOT Day 1 Randomization Visit Inclusion Treatment Period 12 Weeks Long-Term Extension 40 Weeks R Randomization to 250mg or 750mg Primary Objective Evaluate the clinical efficacy, safety and pharmacokinetics of oral NX-13 in moderate to severe UC patients in 12-week induction trial Additional Information clinicalTrials.gov: NCT05785715

Landos Pipeline Focused on Novel, Immunometabolic Targets Need a footnote describing the relationship with JH, also likely need a footnote for LianBio CANDIDATE INDICATION PRECLINICAL PRE-IND PHASE I PHASE II PHASE III NLRX1 Pathway NX-13 Ulcerative Colitis Crohn’s Disease LABP-66 Multiple Sclerosis Alzheimer’s Disease LABP-73 Asthma COPD PLXDC2 Pathway LABP-69 Rheumatoid Arthritis Diabetic Nephropathy Significant optionality portfolio-wide for partnerships, development & future investment Phase 2 Ready Phase 2 Topline Data 4Q24 Note: The Company is focused on advancing NX-13 clinical development in UC; Development and potential commercialization rights of NX-13 in China and select Asian markets licensed to LianBio; Research collaboration with Johns Hopkins University School of Medicine focused on advancing LABP-66 as a potential oral, once-daily therapy for MS and other disorders.

Experienced Management Team in Immunology & Drug Development AMY PLACE, PHD Vice President, Project Leadership & Site Engagement GREGORY OAKES President & Chief Executive Officer FABIO CATALDI, MD Executive Vice President & Chief Medical Officer PATRICK TRUESDELL, CPA Vice President, Controller & Principal Accounting Officer DAWN LOURO Vice President, Clinical Operations CLAUDIA LOPEZ, DVM Vice President, Clinical Development DAVID PEREIRA, PHD Vice President, CMC REBECCA MOSIG, PHD Executive Director, Corporate Development

Top-Tier Advisory Teams GREGORY OAKES President & Chief Executive Officer CHRIS GARABEDIAN Chairman ROGER ADSETT Chief Operating Office of Insmed, Inc. FRED CALLORI Xontogeny, Perceptive Advisors TIAGO GIRÃO CFO of Proteovant Therapeutics TIM M. MAYLEBEN Director JEAN-FREDERIC COLOMBEL, MD Icahn School of Medicine at Mount Sinai GEERT D’HAENS, MD, PHD Amsterdam UMC, University of Amsterdam SILVIO DANESE, MD, PHD IRCCS San Raffaele Hospital, Vita-Salute San Raffaele University MARLA DUBINSKY, MD Icahn School of Medicine at Mount Sinai BRIAN G. FEAGAN, MD, FRCPC Western University, Ontario, Canada REMO PANACCIONE, MD, FRCPC University of Calgary Board of Directors Scientific & Steering Committee LAURENT PEYRIN-BIROULET, MD, PHD Nancy University Hospital, University of Lorraine FLORIAN REIDER, MD Cleveland Clinic STEFAN SCHREIBER, MD UKSH-Campus Kiel BRITTA SIEGMUND, MD, PHD Charité – Universitätsmedizin, Berlin BRAM VERSTOCKT, MD, PHD University Hospitals Leuven, KU Leuven ANDRES YARUR, MD Cedars Sinai Medical Center

Landos Biopharma is Singularly Focused on Advancing NX-13 Clinical Development in UC NASDAQ: LABP Potentially transformative oral, once-daily therapy for moderate to severe ulcerative colitis (UC) Addresses multiple causes of UC through novel, bimodal MOA targeting NLRX1 Promising safety profile and early signals of clinical improvement in Phase 1b study NEXUS Phase 2 proof of concept trial initiated Q2 2023; Top-line results expected Q4 2024 NX-13 Experienced management team with significant gastroenterology, immunology and drug development expertise Strong IP position Significant optionality portfolio-wide for partnerships, development & investment Capital efficient with sufficient cash to fund planned operations into first half of 2025

Thank you Contact: IR@landosbiopharma.com